Exhibit 10.34

SECURITY AGREEMENT SUPPLEMENT

February 29, 2008

Citizens Bank of Pennsylvania, as the Collateral Agent

and Administrative Agent for

the Secured Parties referred to in the

Credit Agreement referred to below

101 Park Avenue

New York, New York 10178

Attn: Leslie Broderick

NCO GROUP, INC.

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of November 15, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Collect Acquisition Corp., a Pennsylvania corporation ( “Collect”), NCO Financial Systems, Inc., a Pennsylvania corporation (“NCO Financial”), Collect Holdings, Inc., a Delaware corporation (the “Parent”), the Subsidiary Guarantors party thereto, the Lender Parties party thereto, Morgan Stanley & Co. Incorporated (“MS&Co”), as collateral agent, and Morgan Stanley Senior Funding, Inc. (“MSSF”), as administrative agent, (ii) the First Amendment to Credit Agreement dated February 8, 2008 (the “First Amendment”), among NCO Group, Inc. (together with NCO Financial and, as successor to Collect, the “Borrower”), Citizens Bank of Pennsylvania (“Citizens”), as the collateral agent and administrative agent (the “Collateral Agent” and “Administrative Agent”), RBS Securities Corporation d/b/a RBS Greenwich Capital, as lead arranger and bookrunner and the Lenders pursuant to the Credit Agreement and (iii) the Security Agreement dated November 15, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement giving effect to the First Amendment or the Security Agreement.

SECTION 1. Grant of Security. Each of the undersigned listed as an “Additional Grantor” on the signature pages hereto (each, an “Additional Grantor”) hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to the following, in each case whether now owned or hereafter acquired by such Additional Grantor, wherever located and whether now or hereafter existing or arising (collectively, the Additional Grantor’s “Collateral”): all Equipment, Inventory, Receivables, Related Contracts, Security Collateral (including, without limitation, the shares of stock and other Equity Interests set forth on Part I of Schedule I hereto, the indebtedness set forth on Part II of Schedule I hereto and the securities and securities/deposit accounts set forth on Schedule II hereto), Agreement Collateral (including, without limitation, each of the agreements listed on Schedule III hereto), Account Collateral (including, without limitation, the deposit accounts set forth on Schedule IV hereto), Intellectual Property Collateral, Commercial Tort Claims Collateral (including, without limitation, the commercial tort claims described in Schedule V hereto), all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Additional Grantor pertaining to any of such Additional Grantor’s Collateral, and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of such Additional Grantor’s Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in this Section 1) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash. Notwithstanding anything contained herein to the contrary, the Collateral shall not include any items excluded from the definition of “Collateral” pursuant to Section 2 of the Security Agreement.

SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by the Additional Grantors under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of each Additional Grantor now or hereafter existing under or in respect of the Loan Documents and the Secured Hedge Agreements, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by each Additional Grantor to any Secured Party under the Loan Documents or the Secured Hedge Agreements but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Representations and Warranties. (a) The exact legal name, location, chief executive office, type of organization, jurisdiction of organization and organizational identification number of each Additional Grantor is set forth in Schedule VI hereto. No Additional Grantor has any trade names that it currently uses or has used in the past five years other than as listed on Schedule VII hereto. Within the five years preceding the date hereof, no Additional Grantor has changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule VI hereto except as set forth in Schedule VII hereto.

(b) All of the Equipment and Inventory of each Additional Grantor are located at the places specified therefor in Schedule VIII hereto. Within the five years preceding the date hereof, no Additional Grantor has changed the location of its Equipment or Inventory except as set forth in Schedule VII hereto.

(c) No Additional Grantor is a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule IX hereto.

(d) Each of the undersigned hereby makes each other representation and warranty set forth in Section 7 of the Security Agreement with respect to itself and the Collateral granted by it.

SECTION 4. Obligations Under the Security Agreement. Each of the undersigned hereby agrees, as of the date first above written, to be bound as a Grantor and, with respect to the parties listed as an “Existing Grantor” on the signature pages hereto (the “Existing Grantors”), continues to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. Each of the undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned Additional Grantors and Existing Grantors, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the Additional Grantor’s (in addition to the Existing Grantor’s) Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.

SECTION 5. Covenant. Each Grantor covenants and agrees that any Existing Grantor that is not a corporation shall not (x) adopt any amendments or modifications to any of its certificate or articles of organization, partnership agreement, operating agreement or any other entity governance document or any other document governing or evidencing the membership interests or equity interests (or any other part of the Collateral related thereto) to provide that such membership interests or equity interest (or any other part of the Collateral related thereto) shall be “securities” as governed by and defined in Article 8 of the UCC; or (y) issue any certificates to evidence the membership interests or equity interests (or any other part of the Collateral related thereto); unless such certificates shall be delivered to Collateral Agent to be held pursuant to the terms hereof.

SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

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Very truly yours,

Asset Recovery & Management Corp.
Coast to Coast Consulting, LLC
Greystone Business Group, LLC
Gulf State Credit, L.L.C.
Jennifer Loomis & Associates, Inc.
North Shore Agency, Inc.
Old OSI LLC
OSI Collection Services, Inc.
OSI Education Services, Inc.
OSI Outsourcing Services International, Inc.
OSI Outsourcing Services, Inc.
OSI Portfolio Services, Inc.
OSI Recovery Solutions, Inc.
OSI SPE LLC
OSI Support Services, Inc.
Outsourcing Solutions, Inc.
Pacific Software Consulting, LLC
PAE Leasing, LLC
Payco American International Corp.
Perimeter Credit, L.L.C.
Professional Recoveries Inc.
Qualink, Inc.
Transworld Systems Inc.
Union Settlement Administrator, Inc.
Union Settlement Administrator Holdco, Inc.
University Accounting Service, LLC

By:	/s/ Joshua Gindin
Joshua Gindin, Secretary of each of the above entities

Address for notices:

507 Prudential Road
Horsham, PA 10944
Attn: John Schwab

Credit Receivables Corporation I
Systems & Services Technologies, Inc.
Tempest Recovery Services, Inc.

By:	/s/ Joshua Gindin
Joshua Gindin,
Secretary of each of the above entities

Address for notices:

507 Prudential Road
Horsham, PA 10944
Attn: John Schwab

NCOP X, LLC

By:	/s/ Richard J. Palmer
Richard J. Palmer, Treasurer

Address for notices:

Hughes Center, Suite 170
3763 Howard Hughes Parkway
Las Vegas, NV 89109
Attn: Candace Corra

Acknowledged and Agreed:

CITIZENS BANK OF PENNSYLVANIA
as Collateral Agent

By:	/s/ Leslie Broderick
Name: Leslie Broderick
Title: SVP

Acknowledged and Agreed:

Existing Grantors:

AC Financial Services, Inc.
ALW Financial, Inc.
FCA Funding, Inc.
NCO Funding, Inc.
NCO Group International, Inc.
NCO Holdings, Inc.
NCO Portfolio Management, Inc.
NCOCRM Funding, Inc.
NCOP Financing, Inc.

By	/s/ Gail Susan Ball
Title:	Gail Ball, Treasurer of each of the above entities

AssetCare, Inc.
Compass International Services Corporation
Compass Teleservices, Inc.
JDR Holdings, Inc.
NCO ACI Holdings, Inc.
NCO Customer Management, Inc.
NCO Financial Systems, Inc.
NCO Teleservices, Inc.
NCO Group, Inc.
NCOP Capital Resource, LLC
RMH Teleservices Asia Pacific, Inc.

By	/s/ Joshua Gindin
Title:	Joshua Gindin, Secretary of each of the above entities

NCOP I, Inc.
NCOP II, Inc.
NCOP III, Inc.
NCOP IV, Inc.
NCOP V, Inc.
NCOP VI, Inc.
NCOP VII, Inc.
NCOP VIII, LLC
NCOP IX, LLC
NCOP Nevada Holdings, Inc.
NCOP Services, Inc.
NCOP/Marlin, Inc.

By	/s/ Richard J. Palmer
Richard J. Palmer, Treasurer of each of the above entities

FCA Leasing, Inc.

By	/s/ Steven L. Winokur
Steven L. Winokur, Assistant Secretary

NCO Support Services, LLC

By:	NCO Financial Systems, Inc., its sole Member

By:	/s/ Joshua Gindin
Joshua Gindin, Secretary